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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  August 3, 1998
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                                   AMDL, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                    33-23786-LA                87-0188822
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


 14272 Franklin Avenue, Suite 106, Tustin, CA                       92780-7039
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   (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:    (714) 505-4460
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          (Former name or former address, if changed since last report)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Note applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.

ITEM 5. OTHER EVENTS.

On August 3, 1998, AMDL announced it had received clearance from the U.S. Food and Drug Administration ("FDA") to market in the United States, its PyloriProbe(TM) diagnostic test for the detection of antibodies to Helicobacter pylor, the bacteria known to cause gastric and duodenal ulcers and, if untreated, stomach cancer. PyloriProbe(TM) is the first product manufactured by AMDL to be cleared to market in the United States.

AMDL previously announced stringent internal belt-tightening measures to attempt to ensure that AMDL will have the cash necessary to move forward to market and distribute its proprietary DR-70(TM) cancer detection diagnostic kit and its recently FDA cleared product, PyloriProbe(TM). AMDL has implemented a plan to pay on a current basis 50 percent of the salaries for three of AMDL's top executives - That T. Ngo, Ph.D., President and Chief Executive Officer, Harry Berk, Vice President and Chief Financial Officer and Thomas V. Tilton, Director, Corporate Development - that became effective July 16, 1998. The other 50 percent accrues and is payable out of the proceeds of future financings. The Board also reduced its compensation by 50 percent.

AMDL has recently completed a major clinical study in China with its proprietary DR-70(TM) immunoassay test kit, showing the test is capable of detecting 13 different cancers with a degree of specificity and sensitivity believed to be superior to any other cancer tumor marker now on the market. AMDL is working in cooperation with its distributor in China to obtain permission to market DR-70(TM) in China. AMDL also recently began marketing OEM diagnostic products, made to AMDL's specifications by other manufacturers which compliment PyloriProbe(TM) and DR-70(TM)

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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

        Not applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        Not applicable.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMDL, INC.
                                        (Registrant)



Date:  August 10, 1998                  By:          /s/ That T. Ngo
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                                             That T. Ngo, Ph.D.,
                                             Chief Executive Officer


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